UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant   ☐

Filed by a party other than the Registrant   ☒

Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☒    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

Alkermes plc

(Name of Registrant as Specified In Its Charter)

Sarissa Capital Management LP
Sarissa Capital Offshore Master Fund LP
Sarissa Catapult Holdings Ltd
Sarissa Capital Catapult Fund LLC
Sarissa Capital Hawkeye Fund LP
ISP Fund LP
Sarissa Capital Master Fund II LP
Sarissa Capital Athena Fund Ltd
Atom Master Fund LP
Sarissa Capital Fund GP LP
Sarissa Capital Fund GP LLC
Sarissa Capital Offshore Fund GP LLC
Sarissa Capital Management GP LLC
Alexander J. Denner, Ph.D.
Patrice Bonfiglio
Sarah J. Schlesinger, M.D.

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This filing contains a press release issued on June 15, 2023 by Sarissa Capital. This filing also contains materials posted by Sarissa Capital to www.upgradealkermes.com in connection with the press release.

SARISSA ISSUES PRESENTATION HIGHLIGHTING THE NEED FOR
SHAREHOLDER REPRESENTATION ON THE ALKERMES BOARD

Sarissa believes Chairman and CEO Richard Pops wants to prevent accountability and oversight that would come from Sarissa representation on the Alkermes board

Sarissa believes Chairman and CEO Richard Pops will never run Alkermes for the benefit of shareholders without Sarissa representatives on the Alkermes board

Greenwich, CT, June 15, 2023 – Sarissa Capital Management LP (“Sarissa”) today issued a presentation detailing the need for shareholder representation on the board of Alkermes plc (NASDAQ: ALKS) accessible at the link below:

Presentation: https://upgradealkermes.com/pr061523

For additional information please visit our website at upgradealkermes.com.
#UpgradeAlkermes

If you have any questions regarding your BLUE universal proxy card or need assistance in executing your proxy card, please contact:

D.F.  King & Co., Inc.
Shareholders call Toll-Free: (866) 207-3648
All Others Call: (212) 493-6952
Email: ALKS@dfking.com

Your vote at Alkermes' Annual General Meeting of Shareholders on June 29, 2023 is very important.  We urge all shareholders to vote "FOR" the election of the Sarissa Nominees, “AGAINST” the compensation of the Company’s named executive officers, and "FOR" all other proposals in our proxy statement.

You can vote in one of three easy ways: by internet at www.cesvote.com, by telephone at 1-888-693-8683 or by mail using the BLUE universal proxy card and postage-paid envelope sent to you.

If you vote by internet or telephone, you will be required to provide the unique control number printed on your BLUE universal proxy card.

Contact:	Dayna Packes Sarissa Capital Management LP info@sarissacap.com

Additional Information

Sarissa Capital Management LP (“Sarissa Capital”), together with other participants, filed a definitive proxy statement and an accompanying BLUE universal proxy card with the SEC on June 2, 2023, in connection with the solicitation of shareholders of the Company for the 2023 annual general meeting of shareholders (the “Annual Meeting”). Shareholders are advised to read the definitive proxy statement and other documents related to the Annual Meeting as they contain important information.

The definitive proxy statement and other relevant documents are available at no charge on the SEC’s website at www.sec.gov. The definitive proxy statement and other relevant documents filed by Sarissa Capital are also available at no charge at www.upgradealkermes.com or by directing a request to Sarissa Capital’s proxy solicitor, D.F. King & Co., Inc., 48 Wall Street, New York, New York 10005 (Shareholders can call toll-free: (866) 207-3648).

SARISSA CAPITAL
MANAGEMENT LP

Alkermes Presentation
June 15, 2023

VOTE THE BLUE UNIVERSAL CARD TO UPGRADE ALKERMES

ONLY VOTE 1 CARD. DISCARD THE WHITE PROXY CARD

- Vote “**FOR**” the election of Sarissa Nominees
- Vote “**AGAINST**” the compensation of the Company’s named executive officers
- Vote “**FOR**” all other proposals in our proxy statement

Vote before General Meeting of Alkermes shareholders scheduled for June 29, 2023.
We urge all shareholders to vote today.

UPGRADEALKERMES.COM

SARISSA CAPITAL MANAGEMENT LP
2

Alkermes has underperformed the market for >30 years with Pops at the helm

Honesty is the first chapter in the book of wisdom. – Thomas Jefferson

2750%
2250%
1750%
1250%
750%
250%
-250%
ALKS
NBI
Nov-1993
Apr-1999
Oct-2004
Apr-2010
Sep-2015
Mar-2021
NBI: +1,971.6%
Difference of +1,406%
ALKS: +566%

Nasdaq Biotechnology Index (NBI) started 11/1/1993
Source: Bloomberg. Price performance from 11/1/1993 to 6/12/2023

SARISSA CAPITAL MANAGEMENT LP

3

Pops has made Alkermes into a fundamentally inefficient and hodgepodge of subscale businesses

Royalties from drugs with licensed Alkermes technology	Billions of cheap free cash flows from royalties burned
Commercial products for addiction and mental illnesses	Bloated infrastructure, subscale and competing against pharma giants
Manufacturing	Manufacturing not a core strength and likely unprofitable venture
Research and Development Oncology (to be spun)	Hundreds of millions of annual R&D spend with little regard for ROI

ROI: return on investment

SARISSA CAPITAL MANAGEMENT LP

4

Alkermes touts recent revenue growth but with years of revenues exceeding $1 Bn, Alkermes continues to operate at a loss

Alkermes Revenue vs Operating Loss

Revenue
Operating Loss
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
-$200
-$400
$M
$1,094
$1,171
$1,039
$1,174
$1,112
-$99
-$175
-$112
-$29
-$142
2018
2019
2020
2021
2022
Revenue > $1 Bn
Operating loss

Remarkably, for ~1/3rd of its revenue (royalties), expenses are de minimis

Sources: Alkermes corporate filings

SARISSA CAPITAL MANAGEMENT LP

5

Even 2023 commercial revenue growth comes at a steep cost and barely overcomes SG&A growth

Alkermes Commercial Revenues
Revenues ($M)
$950
$900
$850
$800
$750
$700
+18%
2022
2023 Guidance (midpoint)

Alkermes GAAP SG&A
SG&A ($M)
$750
$700
$650
$600
$550
+17.2%
2022
2023 Guidance (midpoint)

Commercial business is inefficient and does not maximize shareholder value

Sources: Alkermes press releases
Commercial Revenues include Vivitrol, Aristada and Lybalvi

SARISSA CAPITAL MANAGEMENT LP

6

In the end, expenses are greater than revenues → costs are out of control, leaving shareholders a net loss

2018
Expenses[1]
Revenue
2019
Expenses
Revenue
2020
Expenses
Revenue
2021
Expenses
Revenue
2022
Expenses
Revenue

Expenses
Revenues

Expenses = COGS + R&D + SG&A + Other, including amort of acquired intangibles
Source: Alkermes corporate filings

SARISSA CAPITAL MANAGEMENT LP

7

As a result, the stock market has weighed in with poor performance

“People want to see profitability” – sell-side analyst (June 2023)

SARISSA CAPITAL
MANAGEMENT LP

8

Only after 30 years and shareholder pressure did Alkermes consider shareholders

SARISSA CAPITAL MANAGEMENT LP

ELLIOTT

+ Other shareholders

Shareholder pressure

Alkermes®

Alkermes Announces Strategic Value Enhancement Plan and Continued Board Refreshment

- Commits to Non-GAAP Net Income Margin Targets of ~25% for FY 2023 and ~30% for FY 2024, Reflecting Rigorous Expense Management, Expected Revenue Growth and Commitment to Shareholder Value Creation -

- Announces Potential Monetization of Non-Core Assets and Reiterates Commitment to Exploring Strategic Collaborations Around ALKS 4230 -

- Two New Independent Directors Appointed and Board Refreshment Program to Continue -

- Alkermes to Host Investor Day in the First Quarter of 2021 to Update Investors on Plan Implementation and R&D Portfolio -

DUBLIN, Dec. 10, 2020 /PRNewswire/ -- Alkermes plc (Nasdaq: ALKS) today announced a Value Enhancement Plan, or

It's obvious that Alkermes only agreed to profitability targets as a result of shareholder pressure. Without shareholders pressure, Alkermes would likely continue their multi-decade status quo of underperformance

Source: Alkermes Press Release (12/10/2020)

SARISSA CAPITAL MANAGEMENT LP

9

Alkermes touts disingenuous future profitability targets after shareholder pressure

SARISSA CAPITAL
MANAGEMENT LP

10

The profitability commitments are on non-GAAP and vague metrics, giving the board plenty of “adjusting” room to obfuscate poor performance

Alkermes Press Release December 2020

Profitability Targets & Cost Structure Optimization Efforts

As part of the Value Enhancement Plan, the company today announced its commitment to achieving:

- FY 2023 non-GAAP net income equal to 25% of the company's total revenues and EBITDA margin[1] of 20% of total revenues
- FY 2024 non-GAAP net income equal to 30% of the company's total revenues and EBITDA margin of 25% of total revenues

Ironically, although manufacturing is unlikely profitable, the depreciation of the expensive manufacturing plants is now helping the company reach its adjusted profitability targets

[1]Calculated as earnings before interest, taxation, depreciation, amortization and one-time items, includes share-based compensation expenses

SARISSA CAPITAL MANAGEMENT LP

11

Alkermes' profitability targets are squishy, with the bar set low and do not seek to maximize shareholder value

What shareholders expect: maximizing shareholder value
What Alkermes provides: low bar of "non-GAAP" net income targets that also allow the company to "adjust" numbers to meet/exceed its targets

*NGNI: Non-GAAP net income
Sources: Alkermes DEFA14A (6/7/2023) and corporate presentation (6/7/2023)

SARISSA CAPITAL MANAGEMENT LP

12

Profitability targets include royalties from drugs sold by third parties which are independent from Alkermes' operating performance

(In thousands)	Year Ended December 31, 2022 Manufacturing Revenue	Royalty Revenue	Total
Long-acting INVEGA products(1)	$ —	$ 115,655	$ 115,655
VUMERITY	32,493	83,003	115,496
RISPERDAL CONSTA	42,670	7,243	49,913
Other	37,211	13,708	50,919
	$ 112,374	$ 219,609	$ [illegible]

Nearly 10% of revenues included in profitability targets consist of royalties (including Vumerity which is still a growing product launch) for which expenses are de minimis

Source: Alkermes fourth quarter press release

SARISSA CAPITAL MANAGEMENT LP
13

After 30 years at the helm, Pops controls director nomination process with Sarissa

Conversations with Pops

Conversations with independent directors

2020

Sarissa discusses with **CEO Pops** the benefits of shareholder presence on the Board

2021

Sarissa continued to express concerns to **CEO Pops** regarding operational execution, capital allocation, and corporate governance

2022

businesswire
A BERKSHIRE HATHAWAY COMPANY

Sarissa Condemns Poor Corporate Governance at Alkermes

Alkermes governance among worst that Sarissa has seen

Alkermes's board appears to be manipulated by CEO who has destroyed shareholder value for years

Independent directors appear to give nominating and governance only lip service

2023

Only after calling out the bad governance behavior did certain independent directors begin to have direct dialogue with Sarissa representatives

The fact is for multiple years discussions with Sarissa regarding board representation flowed exclusively through Pops

Source: Sarissa press release (May 2022)

SARISSA CAPITAL MANAGEMENT LP

14

Alkermes' argument that Sarissa did not ask to speak to independent directors is simply not true

Alex Denner had a longstanding relationship with Richard Pops and did not request to speak to independent directors until Mr. Pops communicated that the Board had dete mined not to endorse Sarissa's candidates for election to the Board in 2022, prior to t Company's filing of its 2022 preliminary proxy statement

- ✓ Dr. Denner never asked to speak with independent dir ntil May 2022 and, since that time, he has engaged exclusively with the Compa ependent directors
- ✓ Richard Pops had a longstan onship with Dr. Denner. Dr. Denner regularly claimed to ops' leadership and the Company's performance, an ip, which is why the Board believed back then that it would be most productive to have Mr. Pops lead the discussions

Not true!

Sources: Alkermes proxy materials, Alkermes corporate filings and press releases

SARISSA CAPITAL
MANAGEMENT LP

15

Fact: Sarissa in 2021 and 2022 filed proxy materials and yet no independent directors reached out to Sarissa and/or its candidates even before rejecting them

Two possible explanations:

A) Pops did not notify independent directors of our nominations

or

B) Independent directors blindly allowed Pops to run the governance process

If so, we wonder whether Pops led or had an oversized role in the process that added other directors as well → not true board refreshment

SARISSA CAPITAL
MANAGEMENT LP
16

Alkermes' directors blatantly abdicated their fiduciary duties

Why aren't you complying with your fiduciary duty to vet director candidates? Even before rejecting them?

Alkermes

Because no one asked me to…

Gross corporate governance malfeasance at Alkermes suggests issues may run deeper

SARISSA CAPITAL
MANAGEMENT LP

17

After 30 years, Alkermes (Pops) is asking for more time to now start running the company for shareholders

$120
$100
$80
$60
$40
$20
$0
$/Share
Dissolution of the Soviet Union
Jul-1991
Jan-1997
Jun-2002
Dec-2007
Jun-2013
Dec-2018

"The definition of insanity is doing the same thing over and over and expecting different results"
- misattributed to Albert Einstein

Source: Bloomberg. ALKS stock price from 7/16/1991 to 6/12/2023

SARISSA CAPITAL MANAGEMENT LP

18

Shareholders need to be added to the board to provide accountability and oversight

Shareholder
Capital

SARISSA CAPITAL
MANAGEMENT LP

19

Sarissa has a great track record of creating value for shareholders in the healthcare space

Idenix Pharmaceuticals

Acquired 2014, $3.85 Bn

- Position initiated 2013

ARIAD

Acquired 2017, $5.2 Bn

- Position initiated 2013
- Sarissa joined board 2014
- Chairman of the Board 2016 - 2017

Bioverativ

Acquired 2018, $11.6 Bn

- Position initiated 2017
- Sarissa joined board 2017

The Medicines Company

Acquired 2020, $9.7 Bn

- Position initiated 2015
- Sarissa joined board 2016
- Chairman of the Board 2018 - 2020

SARISSA CAPITAL MANAGEMENT LP
20

It is disappointing that Alkermes refuses to add Sarissa, one of its largest shareholders, to the board

We are your 3rd largest shareholder, and the largest non-index fund holder

You can't come in

Sarissa is uncertain why the board is so resistant to having direct shareholder representatives on the board of Alkermes

SARISSA CAPITAL
MANAGEMENT LP
21

Alkermes' argument to exclude Alex Denner's candidacy because of his Biogen directorship is now moot

Biogen Announces Changes to Its Board of Directors

JUNE 12, 2023 • NEWS RELEASE

Denner's announcement to retire from Biogen's board eliminates any purported conflicts of interest by Alkermes

Source: Biogen Press Release (6/12/2023)

SARISSA CAPITAL MANAGEMENT LP

22

Alkermes conveniently ignored that it previously cleared a different Biogen director to become a director candidate

Alkermes email

Alex,

Thank you for such a productive call. [redacted]

To summarize our discussion, we agreed:

1. Alkermes will grant Sarissa an option, exercisable between Oct. 30 and Dec. 31, 2021, select a director from a list of candidates that is currently comprised of [redacted] and [redacted] (pending [redacted] consent for [redacted] to serve). This list is not intended to be limiting; additional director candidates can be adde to the list upon our joint agreement. Upon exercise of the option by Sarissa, Alkermes will promptly elect s h director to the Board.
2. [redacted]
3.
4.

I hope this accurately cap iscussion. Please let me know if you see things any differently.

Thank you.

Sincerely,

Richard

Biogen Director

Candidate's employer

Alkermes email

Mark,

Hope you and the family are well. [redacted]

It seems that Richard and Alex had a good call and agreed to Feb. 28, 2022 as the end date for the right. Given that—[redacted]—the complete terms are then: Alkermes will grant Sarissa a right, exercisable between Oct. 30, 2021 and February 28, 2022, to select a director from a list of candidates that is currently comprised of [redacted] and [redacted] pending [redacted] consent for [redacted] to serve). This list is not intended to be limiting and additional director candi ates can be added to the list upon the agreement of ALKS and Sarissa. Upon exercise of the option Sarissa and its designation of a director from the list, Alkermes agrees to nominate such director the Board in 2022.

Please let ow if I missed anything.

Dave

David Gaffin
Senior Vice Presi f Legal Officer
Alkermes, Inc.

Biogen Director

Candidate's employer

Source: Email agreement between Alkermes management and Sarissa

SARISSA CAPITAL
MANAGEMENT LP

23

Alkermes admits that its disputes with Biogen center around Alkermes' issues with manufacturing Vumerity

The relationship between Alkermes and Biogen has changed substantially since 2021

- ✓ The Company's agreement with Sarissa relating to potential Board candidates was made in April 2021, over two years ago
- ✓ Since 2021, Alkermes' relationship with Biogen has become more adversarial in nature, with the parties invoking the dispute resolution provisions of the license agreement to address multiple previously disclosed issues related to VUMERITY manufacturing
- ✓ Alkermes receives a 15% royalty on Biogen's worldwide net sales of VUMERITY. VUMERITY accounts for approximately $114 million in Alkermes' revenues annually based on Q1 2023 LTM

In the third quarter 2022 financial results, Vumerity manufacturing revenue fell because of issues manufacturing commercial batches

As Sarissa has highlighted, Alkermes' manufacturing is subscale, fraught with missteps and likely unprofitable

Sources: Alkermes proxy materials, Alkermes corporate filings and press releases

SARISSA CAPITAL
MANAGEMENT LP

24

Alkermes' issues with manufacturing Vumerity negatively impacted its commercialization and potential royalties to Alkermes

Alkermes 10-Q for 3Q22

We receive a 15% royalty on worldwide net sales of VUMERITY for product manufactured and packaged by us, subject to increases for VUMERITY manufactured and/or packaged by Biogen or its designees. We also recognize manufacturing revenue related to VUMERITY at cost plus 15%, upon release of bulk batches of VUMERITY manufactured by us and, to the extent we package such product, then also upon shipment of packaged lots of VUMERITY. The decrease in revenue from VUMERITY during the three months ended September 30, 2022, as compared to the three months ended September 30, 2021, was due to a decrease of $2.9 million in manufacturing revenue, partially offset by an increase of $2.4 million in royalty revenue. The increase in revenue from VUMERITY during the nine months ended September 30, 2022, as compared to the nine months ended September 30, 2021, was due to an increase of $17.5 million in royalty revenue and an increase of $5.0 million in manufacturing revenue. The increases in royalty revenue were due to increases in net sales of VUMERITY, which were $137.8 million and $402.6 million during the three and nine months ended September 30, 2022, respectively, as compared to $120.9 million and $285.0 million during the three and nine months ended September 30, 2021, respectively. The decrease in manufacturing revenue in the three months ended September 30, 2022, as compared to the three months ended September 30, 2021, was primarily due to the manufacture of fewer commercial batches. We continue to work to address a manufacturing issue related to VUMERITY, which, if it persists, will continue to negatively impact our manufacturing revenue and may negatively impact our royalty revenues. The increase in manufacturing revenue in the nine months ended September 30, 2022, as compared to the nine months ended September 30, 2021, was due to an increase in the number of packaged batches that were manufactured for Biogen.

SARISSA CAPITAL
MANAGEMENT LP

25

As we've previously noted, Alkermes' manufacturing is subscale, not a core competency and likely not profitable

Lemonade
10¢ Each

As with Alkermes' manufacturing, this lemonade stand is subscale, not a core competency and likely not profitable

SARISSA CAPITAL MANAGEMENT LP

26

Contrary to what Alkermes now says, Alkermes previously approved Sarah Schlesinger to join the board

Alkermes email

Alex,

Thank you for such a productive call. [redacted]

To summarize our discussion, we agreed:

1. Alkermes will grant Sarissa an option, exercisable between Oct. 30 and Dec. 31, 2021, to select a director from a list of candidates that is currently comprised of Dr. Sarah Schlesinger and [redacted] (pending [redacted] consent for [redacted] to serve). This list is not intended to be limiting; additional director candidates can be added to the list upon our joint agreement. Upon exercise of the option Sarissa, Alkermes will promptly elect such director to the Board.
2. [redacted]
3.
4.

I hope this accurately captures our discussion. Please let me know if you see things an

Thank you.

Sincerely,

Richard

Alkermes email

Mark,

Hope you and the family are well. [redacted]

It seems that Richard and Alex had a good call and agreed to Feb. 28, 2022 as the end date for the right. Given that—[redacted]—the complete terms are then: Alkermes will grant Sarissa a right, exercisable between Oct. 30, 2021 and February 28, 2022, to select a director from a list of candidates that is currently comprised of Dr. Sarah Schlesinger and [redacted] pending [redacted] consent for [redacted] to serve). This list is not intende to be limiting and additional director candidates can be added to the list upon the agreeme of ALKS and Sarissa. Upon exercise of the option by Sarissa and its designation of a director fro he list, Alkermes agrees to nominate such director to the Board in 2022.

Please let me know if I missed anything.

Dave

David Gaffin
Senior Vice President, Chief Legal Officer

Alkermes previously agreed that Sarah Schlesinger would be a good candidate for the board

Source: Email agreement between Alkermes management and Sarissa

SARISSA CAPITAL MANAGEMENT LP

27

Alkermes attempts to smear Alex Denner and Sarissa with a frivolous Bioverativ strike suit despite strike suits arising after virtually every M&A transaction

The lead law firm has filed >300 cases since the Bioverativ lawsuit against Sarissa and Alex Denner

Source: Willkie Farr & Gallagher

SARISSA CAPITAL MANAGEMENT LP

28

Alkermes and their lawyers shamelessly use a baseless Bioverativ strike suit to misdirect shareholders

1

Alkermes cites a decision against a motion to dismiss **where the judge MUST ASSUME ALL FACTS presented by the plaintiff are TRUE.** This is erroneous, because **discovery proved that many of the facts the plaintiff alleged were not true**

2

Sarissa and Alex Denner pre-cleared all trades with Bioverativ and adhered to all internal compliance policies

All trades were promptly publicly disclosed as required by law

3

Sarissa and Alex Denner refuse to settle with the plaintiff, even though indemnified, because we did nothing wrong and insist on doing what's right

All boards could use directors with principles like Alex Denner

SARISSA CAPITAL MANAGEMENT LP

29

Alkermes wants to tarnish Alex Denner for standing on his principles

American legal system allows lawyers to reap huge profits from filing baseless lawsuits irrespective of facts

Lawyers know that indemnification of directors by large corporations encourages settlements

As is typical, Alex Denner was indemnified in Bioverativ litigation

Therefore, lawyers sought a settlement from Alex Denner

HOWEVER, unlike most directors, on principle Alex Denner refuses to settle a baseless lawsuit despite being indemnified

SARISSA CAPITAL MANAGEMENT LP

30

Ironically, Alkermes lead independent director Nancy Wysenski was accused in a securities fraud and insider trading suit of overstating clinical trial results and then profiting by selling ~$22 M worth of stock

- May 7, 2012, Vertex issued a press release announcing interim clinical trial results that were exaggerated
  - Wysenski (CCO and EVP at Vertex Pharmaceuticals) on a conference call that day "noted that the number of patients who stood to benefit from the combination treatment under review exceeded 70,000 -- a market that could translate into billions of dollars in potential sales."
- Vertex's stock price rose quickly, from $37.41 a share the day before the announcement, to $58.12 the day of, and mere weeks later was trading at $64.85
- Prior to the correction of the data, issued on May 29, 2012, Nancy Wysenski personally sold ~$22 M worth of stock

Shortly after US Senator Charles Grassley wrote to the SEC to investigate the stock sales, Wysenski suddenly retired

Sources: Bloomberg Law, Grassley.Senate.Gov

SARISSA CAPITAL MANAGEMENT LP

31

Sarissa's three qualified nominees are dedicated to unlocking shareholder value at Alkermes

Sarissa Capital Management LP | Biogen | Ironwood Pharmaceuticals | The Medicines Company | Bioverativ | ARIAD

Alex Denner, Ph.D.

Sarissa Capital Management LP | Amarin | Arbalet Capital | Arrowhawk Capital Partners | Ridgefield Capital | Pequot Capital

Patrice Bonfiglio

The Rockefeller University | Innoviva | Armata Pharmaceuticals | The Medicines Company | ARIAD

Sarah Schlesinger, M.D.

SARISSA CAPITAL MANAGEMENT LP

32

DO NOT RE-ELECT RICHARD POPS → Despite poor performance since 1991, one thing has been a constant: CEO Pops at the helm of Alkermes

$120
$100
$80
$60
$40
$20
$0
$/Share
Perpetual CEO/Chairman
Dissolution of the Soviet Union
Jul-1991
Jan-1997
Jun-2002
Dec-2007
Jun-2013
Dec-2018

"The definition of insanity is doing the same thing over and over and expecting different results"
- misattributed to Albert Einstein

Source: Bloomberg. ALKS stock price from 7/16/1991 to 6/12/2023

SARISSA CAPITAL MANAGEMENT LP

33

DO NOT RE-ELECT RICHARD GAYNOR → a cancer specialist is no longer needed on the board as Alkermes refocuses on neuroscience

Cancer doctor

Alkermes definitive proxy statement – June 2023

Qualifications and Skills: Dr. Gaynor brings to our Board a deep background in the field of oncology, having practiced in academic medicine, conducted extensive scientific research and held leadership roles at companies focusing in the field of oncology. The Board benefits from his technical expertise in oncology research and development, clinical development and business development and his insights from years as an academic and practicing physician.

A director on the board for his expertise in cancer (per Alkermes) is now irrelevant given the planned oncology spin in 2H23

Source: Alkermes Proxy statement

SARISSA CAPITAL MANAGEMENT LP

34

DO NOT RE-ELECT SHANE COOKE →Alkermes needs a fresh perspective and not another long-term member of Alkermes' management on its board

Pops' prior President

Mr. Cooke served as President of Alkermes from September 2011 until his retirement in March 2018. He became a Director of Alkermes upon his retirement. Mr. Cooke is Chairman of the Board of Alkermes Pharma Ireland Limited ("APIL"), a wholly-owned subsidiary of Alkermes, and has held that position since September 2011. From May 2007 to September 2011, Mr.

A former, long-time member of Alkermes' management team and direct report of Pops (likely nominated by Pops to the board) is not what the board needs

Source: Alkermes Website (6/2023)

SARISSA CAPITAL MANAGEMENT LP

35

VOTE THE BLUE UNIVERSAL CARD TO UPGRADE ALKERMES

ONLY VOTE 1 CARD. DISCARD THE WHITE PROXY CARD

- Vote “**FOR**” the election of Sarissa Nominees
- Vote “**AGAINST**” the compensation of the Company’s named executive officers
- Vote “**FOR**” all other proposals in our proxy statement

Vote before General Meeting of Alkermes shareholders scheduled for June 29, 2023.
We urge all shareholders to vote today.

UPGRADEALKERMES.COM

SARISSA CAPITAL
MANAGEMENT LP

36

Shareholders are strongly encouraged to submit their votes today *or risk having their votes not counted*

Shareholders can vote in one of three easy ways:

- **Voting by Internet** – Visit www.cesvote.com. You will be prompted to provide the unique control number featured on your **BLUE** universal proxy card.

- **Vote by Phone** – Dial the toll-free number 1-888-693-8683. You will be prompted to provide the unique control number featured on your **BLUE** universal proxy card.

- **Voting by Mail** – Sign, date and return your **BLUE** universal proxy card in the postage-paid envelope sent to you.

The General Meeting of Alkermes shareholders is scheduled for June 29, 2023. We urge all shareholders to vote today **"FOR" the election of the Sarissa Nominees, "AGAINST" the compensation of the Company's named executive officers, and "FOR" all other proposals in our proxy statement.**

SARISSA CAPITAL
MANAGEMENT LP

37

D.F. King & Co., Inc.

48 Wall Street
New York, New York 10005

Shareholders call toll-free: (866) 207-3648

Banks and Brokers call: (212) 493-6952

By Email: ALKS@dfking.com

VOTE THE BLUE PROXY CARD TODAY FOR YOUR VOTES TO COUNT AT THE ALKERMES' ANNUAL GENERAL MEETING OF SHAREHOLDERS ON JUNE 29, 2023

SARISSA CAPITAL
MANAGEMENT LP

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Disclosures

GENERAL CONSIDERATIONS

This presentation is for general information purposes only, is not complete and does not constitute an agreement, offer, a solicitation of an offer, or any advice or recommendation to enter into or conclude any transaction or confirmation thereof (whether on the terms shown herein or otherwise).

The views expressed in this presentation represent the opinions of Sarissa Capital Management LP and certain of its affiliates (collectively, “Sarissa”), which beneficially own shares of Alkermes plc (the “Company”) and are based on publicly available information with respect to the Company. Sarissa recognizes that there may be confidential information in the possession of the Company that could lead it or others to disagree with Sarissa’s conclusions.

Sarissa has neither sought nor obtained the consent from any other third party to use any statements or information contained herein that have been obtained or derived from statements made or published by such third parties, nor has it paid for any such statements. Any such statements or information should not be viewed as indicating the support of such third parties for the views expressed herein. Sarissa does not endorse third-party estimates or research that are used in this presentation solely for illustrative purposes. No warranty is made that data or information, whether derived or obtained from filings made with the Securities and Exchange Commission (“SEC”) or any other regulatory agency or from any third party, is accurate. Past performance is not an indication of future results.

Certain financial information and data used herein have been derived or obtained from filings made with the SEC or other regulatory authorities and from other third party reports. Neither Sarissa nor any of its affiliates shall be responsible or have any liability for any misinformation contained in any third party SEC or other regulatory filing or third party report. The figures presented herein may not have been calculated using generally accepted account principles (“GAAP”) or international financial reporting standards (“IFRS”) or audited by independent accountants. Such figures may vary from GAAP and IFRS accounting in material respects, and there can be no assurance that any unrealized values reflected herein will be realized. Further, there is no assurance or guarantee with respect to the prices at which any securities of the Company will trade, and such securities may not trade at prices that may be implied herein. The estimates, projections and potential impact of the opportunities identified by Sarissa herein are based on assumptions that Sarissa believes to be reasonable as of the date of this presentation, but there can be no assurance or guarantee that actual results or performance of the Company will not differ, and such differences may be material, or that any of the assumptions provided in this presentation are accurate. This presentation does not recommend the purchase or sale of any security.

Sarissa disclaims any obligation to update the data, information or opinions contained in this presentation.

SARISSA CAPITAL
MANAGEMENT LP

39

Disclosures

NOT AN OFFER TO SELL OR BUY

Under no circumstances is this presentation intended to be, nor should it be construed as, an offer to sell or a solicitation of an offer to buy any security. This presentation does not recommend the purchase or sale of any security and should not be construed as legal, tax, investment or financial advice or advice on the merits of any investment decision. Sarissa currently beneficially owns shares of the Company. Sarissa is in the business of buying and selling securities and intends to continue trading in the securities of the Company. It is possible that there will be developments in the future that cause Sarissa from time to time to sell all or a portion of its holdings of the Company in open market transactions or otherwise (including via short sales), buy additional shares (in open market or privately negotiated transactions or otherwise), or trade in options, puts, calls, swaps or other derivative instruments relating to such shares, regardless of the views expressed in this presentation. Sarissa reserves the right to take any actions with respect to investments in the Company as it may deem appropriate, and to change its intentions with respect to investments in the Company at any time as it deems appropriate, and Sarissa disclaims any obligation to notify the market or any other party of any such changes, except as required by law.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This presentation contains forward-looking statements. All statements contained herein that are not clearly historical in nature or that necessarily depend on future events are forward-looking, and the words “anticipate,” “believe,” “expect,” “potential,” “could,” “opportunity,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. The projected results and statements contained herein that are not historical facts are based on current expectations, speak only as of the date of this presentation and involve risks, uncertainties and other factors that may cause actual results, performances or achievements to be materially different from any future results, performances or achievements expressed or implied by such projected results and statements. Assumptions relating to the foregoing involve judgments with respect to, among other things, future economic, competitive and market conditions and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the control of Sarissa. Although Sarissa believes that the assumptions underlying the projected results or forward-looking statements are reasonable as of the date of this presentation, any of the assumptions could be inaccurate and therefore, there can be no assurance that the projected results or forward-looking statements included herein will prove to be accurate. In light of the significant uncertainties inherent in the projected results and forward-looking statements included herein, the inclusion of such information should not be regarded as a representation as to future results or that the objectives and strategic initiatives expressed or implied by such projected results and forward-looking statements will be achieved. Except to the extent required by applicable law, Sarissa will not undertake and specifically declines any obligation to disclose the results of any revisions that may be made to any projected results or forward-looking statements herein to reflect events or circumstances after the date of such projected results or statements or to reflect the occurrence of anticipated or unanticipated events.

SARISSA CAPITAL MANAGEMENT LP

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Disclosures

CONCERNING INTELLECTUAL PROPERTY

All registered or unregistered service marks, trademarks and trade names referred to in this presentation are the property of their respective owners, and Sarissa's use herein does not imply an affiliation with or endorsement by the owners of these service marks, trademarks and trade names.

ADDITIONAL INFORMATION

SARISSA CAPITAL
MANAGEMENT LP

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